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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               ___________________

                                    FORM 8-K
                               ___________________

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) /
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 30, 2007
                Date of report (Date of earliest event reported)
                               ___________________

                         COMMISSION FILE NUMBER: 0-12227

                               SUTRON CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)
                               ___________________


            VIRGINIA                                         54-1006352
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  (STATE OR OTHER JURISDICTION                       (I.R.S. EMPLOYER ID NUMBER)
OF INCORPORATION OR ORGANIZATION)

                 21300 RIDGETOP CIRCLE, STERLING, VIRGINIA 20166
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                    (Address of principal executive offices)

                                  703-406-2800
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     Check the appropriate box below if the Form 8-K filing is intended to satisfy simultaneously the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

On November 30, 2007, the Board of Directors of Sutron Corporation (the "Company") approved the following amendments to Article VI of the Company's Bylaws (the "Bylaws"), effective immediately:

         The Board of Directors of the Company amended Article VI, Section 1(b) to specify that the Company may issue uncertificated shares in accordance with the NASDAQ Stock Market's new Direct Registration System requirements. Prior to the amendment, Article VI, Section 1(b) required the issuance of certificates in order to have a valid stock issue. The Company deleted the first sentence of Article VI, Section 1(b) in its entirety and inserted the following two sentences:

                  "The shares of the Corporation may be represented by certificates or may be issued in un-certificated form. Every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice chairman of the board of directors, or the president or vice president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary, or any other officer designated by the Board of Directors, representing the number of shares registered in certificate form, and may (but need not) be sealed with the seal of the Corporation."

         The full text of the Bylaws, as amended, is filed as Exhibit 3.1 to this Current Report.

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SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibit is furnished herewith:

Exhibit No.  Exhibit Description
-----------  -------------------

   3.1       Bylaws of the Company, as amended and restated on November 30, 2007


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Sutron Corporation

December 4, 2007                          /s/ Raul S. McQuivey
--------------------                      --------------------------
Date                                      Raul S. McQuivey
                                          President and Chief Executive Officer
                                          (Principal Executive Officer)


December 4, 2007                          /s/ Sidney C. Hooper
--------------------                      --------------------------
Date                                      Sidney C. Hooper
                                          Chief Financial Officer and Treasurer
                                          (Principal Accounting Officer)


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                                  EXHIBIT INDEX


EXHIBIT NO.  EXHIBIT DESCRIPTION
-----------  -------------------

    3.1      Bylaws of the Company, as amended and restated on November 30, 2007